Allianz Life Insurance
Company of North America


                       [Allianz Vision(SM)] Application

Individual flexible purchase payment variable deferred annuity application. Issued by Allianz Life Insurance Company of North America (Allianz), Minneapolis, MN.
                                                              [DA _____________]
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1. ACCOUNT REGISTRATION
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Owner is Individual (must be age [80] or younger.)
                    (Must be age 75 or younger for the Lifetime Plus II Benefit)

---------------------------   -------           ---------------     ------
Individual Owner First Name   MI                Last Name           Jr, Sr., III

Owner is __Trust __Qualified Plan __Custodian (If Trust, please include the date of Trust in the name.)

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Non-Individual Owner Name (If trust is owner, please refer to Trustee
                           Representation form)

--------------------------------------  ----------------------------------------
Tax ID number                           Social Security number

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Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                    -------------------------
Gender __M  __F     Date of Birth (mm/dd/yyyy)

Are you a U.S. Citizen? (If no, need W8-BEN)
__Yes  No__
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JOINT OWNER(Optional- Must be the spouse of the owner except in the states of
            CA, NJ, OR and PA; Must be age 80 or younger)(Must be age 75 or younger for the Lifetime Plus II Benefit)
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---------------------------    -------        --------------------  ------
First Name                     MI             Last Name             Jr, Sr., III

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Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                    -------------------------
Gender __M  __F     Date of Birth (mm/dd/yyyy)

Are you a U.S. Citizen? (If no, need W8-BEN)
 __Yes  No__

------------------------------                  ----------------------------
Relationship to Owner                           Social Security number
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ANNUITANT (Must complete if different than Owner; Must be age 80 or younger)(Must be age 75 or younger for the Lifetime Plus II Benefit)
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---------------------------  -------          -----------------     ------
First Name                   MI               Last Name             Jr, Sr., III

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Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                  -------------------------------- -------------------------
Gender __M  __F   Social Security number           Date of Birth (mm/dd/yyyy)

Are you a U.S. Citizen?   (If no, need W8-BEN)
__Yes  No__
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2. PURCHASE PAYMENT (This section must be completed. Please make check payable to Allianz)
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$10,000 minimum Purchase Payment required.

Purchase Payment amount $_______________________

____Purchase Payment  enclosed with  application
____This contract will be funded by a 1035 exchange, tax qualified transfer/rollover, CD transfer or mutual fund redemption.(If checked, please include the appropriate forms.)

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3. PLAN SPECIFICS
(This section must be completed to indicate how this contract should be issued)
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NonQualified:__

Qualified IRA:   __IRA  __Roth IRA  __SEP IRA
                 __Roth Conversion (Contribution for tax year_______)
Qualified Plans: __401 __401 One Person Defined Benefit


F40464                        Page 1 of 5                            (9/2007)

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4. REPLACEMENT (This section must be completed)
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Do you have existing life insurance or annuity contracts? __YES  __No

Will the annuity contract applied for replace or change
existing contracts or policies?                           __YES  __No

If there is existing coverage, states that have adopted the NAIC Model Replacement Regulation or a variation of the Model, require that the replaceament form be completed even if a replacement is not indicated. For a replacment in any state, attach the appropriate replacment form for the state in which the application is taken. The registered representative must also complete
Section 11 regarding replacement.

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5. Lifetime Plus Benefit
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|_| No Lifetime Plus Benefit (No additional cost. This may be added later on a contract anniversary.)

The Lifetime Plus Benefit is available if the older covered person is age [80] or younger at the time of selection.
The Lifetime Plus II Benefit is available if the older person is [75] or younger. Each carries an additional mortality and expense risk charge.

 BY SELECTING EITHER OF THESE BENEFITS, I CONSENT THAT ALLIANZ MAY REALLOCATE MY CONTRACT VALUE IN ACCORDANCE WITH THE ASSET ALLOCATION AND TRANSFER PROVISIONS IN THE CONTRACT.

|_| Lifetime Plus Benefit with single Lifetime Plus Payments - Mortality and expense risk charge is [0.70%]
[_] Lifetime Plus II Benefit with Single Lifetime Plus II Payments - Mortality and expense risk charge is [0.80%]

For joint owners electing single Lifetime Plus Payments OR Lifetime Plus II
Benefits: if the joint owners are not spouses, the payments will stop with the death of any owner. If the joint owners are spouses, payments will stop with the death of any owner unless the surviving spouse joint owner is the covered person and they elect to continue the contract.

Please indicate whose life you wish this benefit to be based on.

Name_____________________________________________________________
Check one:|_| Owner |_| Joint Owner |_| Annuitant, if owned by a non-individual Date of birth ____/____/____ (proof of age required prior to beginning payments(1))

|_| Lifetime Plus Benefit with joint Lifetime Plus Payments(2) - Mortality and expense risk charge is [0.85%]
[_]  Lifetime Plus II Benefit with Single Lifetime Plus II Payments(2)
      - Mortality and expense risk charge is [0.95%]

Both covered persons must qualify as spouses under federal law.

For a nonqualified contract, spouses must be joint owners, or one spouse must be the annuitant and the other spouse must be the sole primary beneficiary if the sole owner is a non-individual, or one spouse must be the sole owner and annuitant and the other spouse must be the sole primary beneficiary.

For a qualified contract, one spouse must be the owner and annuitant and the other spouse must be the sole primary beneficiary, or one spouse must be the annuitant and the other spouse must be the sole primary beneficiary if the sole owner is a non-individual, or if we require a non-individual owner to be the beneficiary, then one spouse must be the annuitant and the other spouse must be the sole contingent beneficiary for the purpose of determining the Lifetime Plus Payment.

Spouse's name___________________________________________________________________
Spouse's date of birth ____/____/____ (proof of age required(1))
Relationship to contract owner (check one)
|_| Spousal joint owner(nonqualified)
|_| Spousal sole primary beneficiary (qualified or non-individual, nonqualified)
 (1)The older covered person must be age [80] or younger at issue for the Lifetime Plus Benefit and age [75] for the Lifetime Plus II Benefit.
 (2)Joint Lifetime Plus Payments may not be available for some contracts owned by a non-individual.


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6. Other Optional Benefits
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These are optional benefits. Each benefit carries an additional mortality and expense risk charge. Once you select an optional benefit you cannot change it.

|_| Bonus Option: Also carries a higher and longer withdrawal charge. Not available with the Short Withdrawal Charge Option.

|_|  Short Withdrawal Charge Option:  Not Available with the Bonus Option.

|_| Quarterly Value Death Benefit: If you do not select the Quarterly Value Death Benefit, the contract provides a Traditional Death Benefit at no additional cost.


F40464                        Page 2 of 5                            (9/2007)
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7. Purchase payment Allocation
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You may select up to 15 investment options. You must make allocations in whole percentages (for example, 33.3% or dollar amounts are not permitted).

If you select the Lifetime Plus Benefit or Lifetime Plus II Benefite, you must meet the investment options requirements stated next to each group:
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Group A investment options - You cannot have more than [25%] of your total contract value in Group A investment options.

[Small Cap
____% AZL(SM) Dreyfus Premier Small Cap Value Fund
____% AZL(SM) Franklin Small Cap Value Fund
____% AZL(SM) Turner Quantitative Small Cap Growth Fund
____% AZL(SM) OCC Opportunity Fund
____% AZL(SM) Small Cap Stock Index Fund
International Equity
____% AZL(SM) Schroder International Small Cap Fund

Specialty
____% AZL(SM) Columbia Technology Fund
____% AZL(SM) Oppenheimer Developing Markets Fund
____% AZL(SM) Van Kampen Global Real Estate Fund
____% Davis VA Financial Portfolio
____% Franklin Global Communications Securities Fund
____% PIMCO VIT Commodity RealReturn Strategy Portfolio]


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Group B investment options - You cannot have more than [70%] of your total contract value in Groups A and B investment options.

[TargetPLUS (Model Portfolio)
____% AZL(SM) TargetPLUS Equity Fund
Mid Cap
____% AZL(SM) Neuberger Berman Regency Fund
____% AZL(SM) Van Kampen Mid Cap Growth Fund
____% OpCap Mid Cap Portfolio
Large Growth
____% AZL(SM) Dreyfus Founders Equity Growth Fund
____% AZL(SM) Jennison Growth Fund
____% AZL(SM) Legg Mason Growth Fund
____% AZL(SM) LMP Large Cap Growth Fund
____% AZL(SM) Van Kampen Strategic Growth Fund
International Equity
____% AZL(SM) AIM International Equity Fund
____% AZL(SM) NACM International Fund
____% AZL(SM) Oppenheimer Global Fund
____% AZL(SM) Oppenheimer International Growth Fund
____% AZL(SM) Van Kampen Global Franchise Fund
____% Mutual Discovery Securities Fund
____% Templeton Growth Securities Fund
Large Blend
____% AZL(SM) First Trust Target Double Play Fund
____% AZL(SM) Jennison 20/20 Focus Fund
____% AZL(SM) Legg Mason Value Fund
____% AZL(SM) Oppenheimer Main Street Fund
____% AZL(SM) PIMCO Fundamental IndexPLUS Total Return Fund
____% AZL(SM) S&P 500(R) Index Fund
Large Value
____% AZL(SM) AIM Basic Value Fund
____% AZL(SM) Davis NY Venture Fund
____% AZL(SM) OCC Value Fund
____% AZL(SM) Van Kampen Comstock Fund
____% AZL(SM) Van Kampen Growth and Income Fund
____% Mutual Shares Securities Fund]

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Group C investment options - There are no limits on the amount of contract value that you can have in Group C investment options.
[FusionPortfolios (Model Portfolio)
____% AZL Fusion(SM) Balanced Fund
____% AZL Fusion(SM) Growth Fund
____% AZL Fusion(SM) Moderate Fund
TargetPLUS (Model Portfolio)
____% AZL(SM) TargetPLUS Balanced Fund
____% AZL(SM) TargetPLUS Growth Fund
____% AZL(SM) TargetPLUS Moderate Fund
High Yield Bonds
____% Franklin High Income Fund
____% PIMCO VIT High Yield Portfolio
Intermediate-Term Bonds
____% Franklin Zero Coupon Fund 2010
____% PIMCO VIT Emerging Markets Bond Portfolio
____% PIMCO VIT Global Bond Portfolio (Unhedged)

Intermediate-Term Bonds (continued)
____% PIMCO VIT Real Return Portfolio
____% PIMCO VIT Total Return Portfolio
____% Templeton Global Income Securities Fund
Short-Term Bonds
____% Franklin U.S. Government Fund
Cash Equivalent
____% AZL(SM) Money Market Fund
Specialty
____% AZL(SM) Van Kampen Equity and Income Fund
____% Franklin Income Securities Fund
____% Franklin Templeton VIP Founding Funds Allocation Fund
____% PIMCO VIT All Asset Portfolio]

Total of ---------% (must equal 100%)

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8. Telephone authorization
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[ ] Yes   By checking "yes," I am authorizing and directing Allianz to act on telephone or electronis instructions form the registered representative and/or anyone authorized by him/her to transfer contract values among the investment optoins. IF THE BOX IN NOT CHECKED, THIS AUTHORIZATION WILL BE PERMITTED FOR THE OWNER ONLY. Allianz will use reasonable procedures to confirm that these instructions are authorized as genuine. As long as these procedures are followed, Allianz and its affiliates and their directors, trustees, officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss or cost. The electronic transaction privilege may be modified or withdrawn at the discretion of the company.

F40464                        Page 3 of 5                            (9/2007)

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8. BENEFICIARY DESIGNATION
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For jointly owned contracts, the surviving joint owner is the sole primary beneficiary. Spousal joint owners may also name contingent beneficiaries. Non-spousal joint owners cannot name contingent beneficiaries.

If the Beneficiary is a Trust, Qualified Plan or Custodian, please check the box and include the name below __Trust __401 Qualified Plan __Custodian

__Primary
__Contingent  ----------   ------------------------- ---------------------------
               Percentage   Tax ID number             Social Security number

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Non-Individual  Beneficiary  Information (If Trust, please include date of Trust in name.) (If owner is a 401 qualified plan,  the plan must be the beneficiary)
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__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               MI             Last Name

                                        ----------------------------------------
                                        Relationship
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__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               MI             Last Name

                                        ----------------------------------------
                                        Relationship
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__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               MI             Last Name

                                        ----------------------------------------
                                        Relationship
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(If more than four beneficiaries, attach a list signed by owner.)

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9. STATEMENT OF APPLICANT
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he following states require applicants to read and acknowledge the statement for your state below.

[ARIZONA: Upon your written request, we will provide you with factual information regarding the benefits and provisions of the Annuity Contract for which you are applying. If for any reason you are not satisfied with the Annuity Contract, you may return the Contract within 10 days after you receive it for a full refund of the Contract Value. IF YOU ARE AGE 65 OR OLDER ON THE DATE OF THE APPLICATION, YOU MAY RETURN THE CONTRACT WITHIN 30 DAYS AFTER YOU RECEIVE IT FOR A FULL REFUND OF THE CONTRACT VALUE.

ARKANSAS,  KENTUCKY,  LOUISIANA,  MAINE,  NEW MEXICO,  OHIO,  TENNESSEE AND WEST
VIRGINIA: Any person who knowingly, and with intent to defraud any insurance company, submits an application or files a statement of claim containing any false, incomplete, or misleading information, commits a fraudulent insurance act, which is a crime, may be subject to criminal prosecution and civil penalties. In ME and TN, additional penalties may include imprisonment, fines, or a denial of insurance benefits.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

DISTRICT OF COLUMBIA, PENNSYLVANIA AND VIRGINIA: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act(except VA), which is a crime and subjects such person to criminal and civil penalties. In DC and VA, additional penalties may include imprisonment and/or fines, or denial of insurance benefits.

FLORIDA: Any person who knowingly and with the intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

VERMONT: I understand that this variable annuity is not a bank deposit; is not federally insured; is not endorsed by any bank or government agency; is not guaranteed and may be subject to loss of principal.]

WASHINGTON: It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.

F40464                        Page 4 of 5                            (9/2007)

By signing below, the Owner acknowledges the statements mentioned above and understands that or agrees to the following:

I received a prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet financial needs and goals. I UNDERSTAND THAT THE CONTRACT VALUE AND VARIABLE ANNUITY PAYMENTS MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE VARIABLE INVESTMENT CHOICES, AND THAT NO MINIMUM CONTRACT VALUE OR VARIABLE ANNUITY PAYMENT IS GUARANTEED. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any Allianz rights or requirements.

---------------------------   -------------------------
Owner's signature              Joint Owner's signature
(or Trustee, if applicable)   (or Trustee, if applicable)

----------------------------  -----------
Signed at (city and state)    Date signed      __Please send me a Statement of
                                                 Additional Information also
                                                 available on the SEC web site
                                                 (http://www.sec.gov).

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10. REGISTERED REPRESENTATIVE
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By signing below, the Registered Representative/Agent Certifies to the following:

I am NASD registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the owner(s) with the most current Prospectus. To the best of my knowledge the applicant: ___DOES___DOES NOT have existing life insurance policies or annuity contracts. To the best of my knowledge and belief, this application ___DOES___DOES NOT involve replacement of existing life insurance or annuities. If a replacement, include a copy of each disclosure statement and a list of companies involved.

 ______________________________________                        [-------------
 Registered Representative's signature                           B/D Rep. ID

 -----------------------------------------------                 -------
 Registered Representative's first and last name (please print)  Percent Split

 __________________________________________________              ------------
 Registered Representative's signature  (split case)             B/D Rep ID

 --------------------------------------------------------        -------
 Registered Representative's first       (split case)            Percent Split
 and last name (please print)

 __________________________________________________ Registered   ------------
 Representative's signature (split case)                         B/D Rep ID

 ----------------------------------------------------------      -------
 Registered Representative's first          (split case)         Percent Split]
 and last name (please print)

 -----------------------------------------------------------------------------
 Registered Representative's address

 --------------------------------------------
 Registered Representative's telephone number

 -----------------------------------------------------------------------------
 Broker/dealer name (please print)

 -----------------------------------------------------------------------------
 Authorized signature of broker/dealer (if required)

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Representative's FLORIDA insurance license number (complete if signed in
                                                   Florida)
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 Commission Options: (please check one) [ __ A  __ B  __ C ]

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13. HOME OFFICE USE ONLY
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If Allianz Life Insurance Company of North America makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the owner(s); however, any material change must be accepted in writing by the owner(s). Changes to this application that affect product, benefits, amount of insurance, or age require acceptance by the owner(s).

[                               MAILING INFORMATION

                     APPLICATIONS THAT HAVE A CHECK ATTACHED

REGULAR MAIL                            OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz  Service Center                 Allianz Service Center 824240
PO Box 824240                           c/o PNC Bank Lockbox
Philadelphia, PA 19182-4240             Route 38 and East Gate Drive
                                        Moorestown, NJ 08057


                 APPLICATIONS THAT DO NOT HAVE A CHECK ATTACHED

      REGULAR MAIL                      OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Service Center                  Allianz Service Center
PO Box 1122                             300 Berwyn Park
Southeastern, PA 19398-1122             Berwyn, PA 19312-1179 ]




F40464                        Page 5 of 5                            (9/2007)